UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 13, 2006

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

CALIFORNIA	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On September 13, 2006, Spacelabs Healthcare, Inc., a majority-owned subsidiary that serves as a holding company for our Healthcare division, issued a press release announcing its financial results for the fiscal year ended June 30, 2006. Spacelabs Healthcare is listed on the AIM of the London Stock Exchange, where it has traded since October 31, 2005 under the ticker symbol “SLAB.” A copy of such press release was attached as Exhibit 99.2 to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on that same date.

On October 16, 2006, Spacelabs Healthcare intends to issue a press release for distribution in the United Kingdom, providing, in accordance with AIM listing rules, its financial statements for the fiscal year ended June 30, 2006, along with accompanying footnotes. The press release also includes a notice to its stockholders of its annual general meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Shortly thereafter, and in accordance with AIM listing rules, Spacelabs Healthcare also intends to distribute to its stockholders its Annual Report for the fiscal year ended June 30, 2006. A copy of the Annual Report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

We are furnishing the information contained in this Item 2.02 (including Exhibits 99.1 and 99.2). It shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act.

Item 7.01.	Regulation FD Disclosure.

The information disclosed above in Item 2.02 (including Exhibits 99.1 and 99.2) is also being furnished pursuant to Item 7.01.

It shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be to be incorporated by reference in any filing under the Act or the Exchange Act. Additionally, the submission of the Current Report on Form 8-K is not an admission of the materiality of any information in this Report that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1:	Press release of Spacelabs Healthcare, Inc., dated October 16, 2006.

Exhibit 99.2:	Annual Report of Spacelabs Healthcare, Inc. for the fiscal year ended June 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: October 13, 2006

	By:	/s/ Alan Edrick
Alan Edrick
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release of Spacelabs Healthcare, Inc., dated October 16, 2006.

Exhibit 99.2	Annual Report of Spacelabs Healthcare, Inc. for the fiscal year ended June 30, 2006.